THIS AGREEMENT made this 28th day of January, 1995 by and between Designs, Inc., a Delaware corporation ("Designs"), and Levi's Only Stores, Inc., a Delaware corporation ("LOS").

     WHEREAS, Designs is this day transferring to The Designs/OLS Partnership (the "Partnership"), on behalf of its wholly-owned subsidiary, Designs JV Corp., eleven stores (the "Partnership Stores") doing business under the name "The Original Levi's (R) Store"; and

     WHEREAS, simultaneously with such transfer, Designs is entering into asset purchase agreements which include a transfer to LOS of one other store doing business under the name "The Original Levi's Store" in Bloomington, Minnesota (the "Direct OLS Store"; the Partnership Stores and the Direct OLS Stores being hereinafter referred to as the "OLS Stores"); and

     WHEREAS, Levi Strauss & Co., an affiliate of LOS, has indicated that it will not in the future license Designs to operate stores under the name The Original Levi's Store;

     WHEREAS, LOS now wishes to compensate Designs for its services, contributions and risks taken in establishing the OLS
Stores and The Original Levi's Store concept;

     WHEREAS, LOS has agreed to pay Designs a fee of $875,000
(the "Fee") in consideration of such services, contributions and risks;

     NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, Designs and LOS agree as follows:
     1. At the time of the organization of the Partnership and the transfer of the Direct OLS Store to LOS, LOS shall pay to Designs the Fee.

     2. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware.

     IN WITNESS WHEREOF, Designs and LOS have executed this
Agreement on the date first above written.

                                   DESIGNS, INC.

                                   By:/s/ Joel Reichman
                                      Joel Reichman, President


                                   LEVI'S ONLY STORES, INC.

                                   By:/s/ Edward T. Murphy
                                      Edward T. Murphy, President